                                                            Exhibit 21

SUBSIDIARY LISTING OF PHILLIPS 66
At September 30, 2022

Company Name	Incorporation Location
Asamera Oil (US) Inc.	US, Montana
C.S. Land, Inc.	US, California
Centana Intrastate Pipeline, LLC	US, Delaware
Central Retail Holdings LLC	US, Delaware
Cimarron River Pipeline, LLC	US, Delaware
Collbran Valley Gas Gathering, LLC	US, Colorado
Dauphin Island Gathering Partners	US, Texas
DCP Assets Holding GP, LLC	US, Delaware
DCP Black Lake Holdings, LP	US, Delaware
DCP Chesapeake LLC	US, Texas
DCP Cheyenne Connector, LLC	US, Delaware
DCP Dauphin Island, LLC	US, Delaware
DCP East Texas Gathering, LLC	US, Delaware
DCP GCX Pipeline LLC	US, Delaware
DCP Grands Lacs LLC	US, Michigan
DCP Guadalupe Pipeline, LLC	US, Delaware
DCP Intrastate Network, LLC	US, Delaware
DCP Litchfield LLC	US, Michigan
DCP LP Holdings, LLC	US, Delaware
DCP Lucerne 2 Plant LLC	US, Delaware
DCP Michigan Holdings LLC	US, Delaware
DCP Michigan Pipeline & Processing LLC	US, Michigan
DCP Midstream GP, LLC	US, Delaware
DCP Midstream GP, LP	US, Delaware
DCP Midstream Holding, LLC	US, Delaware
DCP Midstream LLC	US, Delaware
DCP Midstream Marketing, LLC	US, Delaware
DCP Midstream Operating, LLC	US, Delaware
DCP Midstream Operating, LP	US, Delaware
DCP Midstream, LP	US, Delaware
DCP Mobile Bay Processing, LLC	US, Delaware
DCP New Mexico Development, LLC	US, Delaware
DCP NGL Operating, LLC	US, Delaware
DCP NGL Services, LLC	US, Delaware
DCP Operating Company, LP	US, Delaware
DCP Partners Colorado LLC	US, Delaware
DCP Partners Logistics, LLC	US, Delaware
DCP Partners MB I LLC	US, Delaware
DCP Partners MB II LLC	US, Delaware
DCP Pipeline Holding LLC	US, Delaware

DCP Raptor Pipeline, LLC	US, Delaware
DCP Receivables LLC	US, Delaware
DCP Saginaw Bay Lateral LLC	US, Delaware
DCP Sand Hills Interstate Pipeline, LLC	US, Delaware
DCP Sand Hills Pipeline, LLC	US, Delaware
DCP Sand Hills Pipeline, LLC	US, Delaware
DCP Services LLC	US, Delaware
DCP South Central Texas LLC	US, Delaware
DCP Southern Hills Interstate Pipeline, LLC	US, Delaware
DCP Southern Hills Pipeline, LLC	US, Delaware
DCP Southern Hills Pipeline, LLC	US, Delaware
DCP Sweeny LLC	US, Delaware
DCP Technology Ventures LLC	US, Delaware
DCP Tolar Holdings LLC	US, Delaware
DCP Wattenberg Pipeline LLC	US, Delaware
Douglas Oil Company of California	US, California
eFuel, LLC	US, California
James Lake Gathering II, LLC	US, Delaware
James Lake Gathering, LLC	US, Delaware
James Lake Midstream, LLC	US, Delaware
JET Energy Trading GmbH	Germany
JET Petrol Limited	Northern Ireland
JET Petroleum Limited	England
Kayo Oil Company	US, Delaware
Linden Urban Renewal Limited Partnership	US, New Jersey
Merey Sweeny LLC	US, Delaware
Phillips 66 Alliance H2PL LLC	US, Delaware
Phillips 66 Aviation LLC	US, Delaware
Phillips 66 Canada Ltd.	Canada, Alberta
Phillips 66 Capital Holdings LLC	US, Delaware
Phillips 66 Carrier LLC	US, Delaware
Phillips 66 Central Europe Inc.	US, Delaware
Phillips 66 Communications Inc.	US, Delaware
Phillips 66 Company	US, Delaware
Phillips 66 Continental Holding GmbH	Germany
Phillips 66 CS Limited	England
Phillips 66 DAPL Holdings LLC	US, Delaware
Phillips 66 ETCO Holdings LLC	US, Delaware
Phillips 66 European Power Limited	England
Phillips 66 Export Terminal LLC	US, Delaware
Phillips 66 GmbH	Switzerland
Phillips 66 Gulf Coast Pipeline LLC	US, Delaware
Phillips 66 Gulf Coast Properties LLC	US, Delaware
Phillips 66 International Holdings Company	US, Delaware
Phillips 66 International Investments Ltd.	Cayman
Phillips 66 International Trading Pte. Ltd.	Singapore
Phillips 66 Investment Holdings LLC	US, Delaware

Phillips 66 Ireland Pension Trust Limited	Ireland
Phillips 66 Partners Holdings LLC	US, Delaware
Phillips 66 Partners LP	US, Delaware
Phillips 66 Pension Plan Trustee Limited	England
Phillips 66 Project Shareholder Inc.	US, Delaware
Phillips 66 Sand Hills LLC	US, Delaware
Phillips 66 Southern Hills LLC	US, Delaware
Phillips 66 Spectrum Corporation	US, Delaware
Phillips 66 Stillwater Retail Corporation	US, Delaware
Phillips 66 Stillwater Retail One LLC	US, Delaware
Phillips 66 Stillwater Retail Two LLC	US, Delaware
Phillips 66 Sweeny Crude Export LLC	US, Delaware
Phillips 66 Sweeny Frac 2 LLC	US, Delaware
Phillips 66 Sweeny Frac LLC	US, Delaware
Phillips 66 Sweeny-Freeport 2 Pipeline LLC	US, Delaware
Phillips 66 Sweeny-Freeport LLC	US, Delaware
Phillips 66 Treasury Limited	England
Phillips 66 TS Limited	England
Phillips 66 UK Development Limited	England
Phillips 66 UK Funding Limited	England
Phillips 66 UK Holdings Limited	England
Phillips 66 WRB Partner LLC	US, Delaware
Phillips Chemical Holdings LLC	US, Delaware
Phillips Gas Company LLC	US, Delaware
Phillips Utility Gas Corporation	US, Delaware
Pioneer Investments Corp.	US, Delaware
Pioneer Pipe Line Company	US, Delaware
Qingdao Phillips 66 Energy Co. Ltd.	China
Radius Insurance Company	Cayman
Salt Lake Terminal Company	US, Delaware
Sentinel Transportation, LLC	US, Delaware
SHC Insurance Company	US, Texas
Spirit Insurance Company	US, Vermont
Sweeny Cogeneration LLC	US, Delaware
West Retail Holdings LLC	US, Delaware
WesTTex 66 Pipeline LLC	US, Delaware

Certain subsidiaries are not listed since, considered in the aggregate as a single subsidiary, they would not constitute a significant subsidiary at September 30, 2022.
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